UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2006
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone
number, including area
code)
Not Applicable
(Former name or former
address, if changed since
last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 18, 2006 Tesoro Corporation (the “Company”) issued a press release (the “Press Release”) announcing that the Company’s Board of Directors had elected Arlen Glenewinkel, Jr. as Vice President and Controller effective as of December 14, 2006. Mr. Glenewinkel will assume the role of Principal Accounting Officer. Prior to the election Mr. Glenewinkel had served as Vice President, Enterprise Risk beginning in April 2005, Vice President, Internal Audit from August 2002 to April 2005 and Director, Business Processes from July 2001 to August 2002. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (c)      Exhibits.

99.1	Press Release issued on December 18, 2006 by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2006

TESORO CORPORATION
By:	/s/ Bruce A. Smith
Bruce A. Smith
Chairman of the Board of Directors, President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release issued on December 18, 2006 by Tesoro Corporation.

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